UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2008 (June 6, 2008)
INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)
6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)
(713) 795-2000
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Securities
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Asset Purchase Agreement
Press Release
Slide Presentation

Item 1.01 Entry into a Material Definitive Agreement
Under an Asset Purchase Agreement dated June 6, 2008 (the “Agreement”), INX Inc. (the “Company”) purchased the operations and certain assets, and assumed specified liabilities of Access Flow, Inc. (“AccessFlow”). AccessFlow is a Sacramento, California-based consulting organization focused on delivering VMware-based data center virtualization solutions, with revenues for the twelve months ended March 31, 2008 of approximately $10.5 million. The Company completed the acquisition simultaneously with the execution of the Agreement. Neither AccessFlow nor any shareholder of AccessFlow has any prior affiliation with the Company. The Agreement contains customary representations and warranties and requires AccessFlow and the Shareholders to indemnify the Company for certain liabilities arising under the Agreement, subject to certain limitations and conditions.
The consideration paid at closing pursuant to the Agreement was (a) $2,450,000 in cash and (b) 262,692 shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”). The number of Common Stock shares issued was determined by dividing $2,626,920 by the lesser of (i) the average closing price per share for the Common Stock, as reported by NASDAQ for the five consecutive trading days ending prior to the second day before June 6, 2008, which was $12.96 per share or (ii) $10.00 per share. 24,000 shares of the stock consideration were placed in escrow under holdback provisions defined in the Agreement. The two shareholders of AccessFlow entered into five-year noncompete agreements at closing, which provide for payments to each totaling $50,000 in equal monthly installments over the six month period subsequent to closing.
Additional purchase consideration is payable to AccessFlow based on certain financial performance during each of the one-year periods ending June 30, 2009 and June 30, 2010. The financial performance upon which such additional purchase consideration is based includes the following business components: (i) the acquired AccessFlow Sacramento, California branch office revenue excluding its hosting business, (ii) the acquired AccessFlow hosting business, and (iii) customer billings for certain virtualization products and services specified in the Agreement generated by the Company’s pre-existing fourteen branch office locations. The Agreement specifies the computation of additional purchase consideration earned under each business component including the minimum and maximum potential additional purchase consideration payable for each of the two years. For each business component the minimum annual additional purchase consideration payable is zero and the maximum annual additional purchase consideration payable is (i) $405,000, (ii) $405,000, and (iii) $540,000, respectively. At the Company’s option, 50% of such additional purchase price may be paid in the form of Common Stock.
The Agreement and press release are filed as exhibits hereto and are incorporated by reference. The descriptions of the Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets
The information required by this item is contained in Item 1.01 above and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Securities
Pursuant to Item 3.02 of Form 8-K, the Company is required to file a Current Report on Form 8-K to report particular information related to sales of unregistered shares of its Common Stock, if the aggregate number of such shares of Common Stock sold since the filing of the Company’s last Current Report on Form 8-K or the Company’s last periodic report, whichever is more recent, is equal to or greater than 1% of its outstanding shares of Common Stock.

The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to the Company’s unregistered sale of 262,692 shares of Common Stock and the additional issuances of Common Stock to be made pursuant to the Agreement is incorporated into this Item 3.02 in its entirety. The Company is relying on the exemptions from registration provided pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.
Item 7.01 Regulation FD Disclosure.
On June 9, 2008, the registrant issued a press release announcing the asset purchase of AccessFlow. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.
An investor conference call and webcast presentation will be held by the Company today, June 9, 2008, starting at 10:30 a.m. Eastern Daylight Time, during which James Long, INX’s Chairman and Chief Executive Officer, Mark Hilz, INX’s President and Chief Operating Officer, and Brian Fontana, INX’s Chief Financial Officer, will present details of the acquisition and answer investors’ questions in a public format. The call is expected to last approximately 45 to 60 minutes depending upon the number of investor questions.
To access the conference call within the U.S., dial 877-809-2547. For international/toll access, dial 706-634-9510. The conference call will begin promptly at the scheduled time. Investors wishing to participate should call the telephone number at least five minutes prior to that time.
A slide presentation related to the information that will be presented on the call will be available for viewing during the conference call. The slide presentation is furnished as Exhibit 99.2 to this Current Report and is hereby incorporated by reference in this Item 7.01. To access the presentation via the web, participants should access www.INXI.com/Webcasts/AccesFlow at least ten (10) minutes prior to the call and log in to ensure web browser compatibility.
Beginning approximately one hour after the end of the conference call and ending on September 6, 2008, a replay of the conference call will be accessible by calling either 800-642-1687 from within the U.S., or 706-645-9291 for international/toll access. The replay of the conference call together with the webcast presentation will also be available by the following morning, for a period of 30 days, for listening via the Internet from the Company’s web site at www.INXI.com/Webcasts/AccessFlow.
The press release and slide presentation furnished as Exhibits 99.1 and 99.2, respectively, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Description
10.1	Asset Purchase Agreement by and among INX Inc., Access Flow, Inc., Steve Kaplan and Gary Lamb dated June 6, 2008

99.1	Press Release issued June 9, 2008

99.2	Slide Presentation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX Inc.
Date: June 9, 2008	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Asset Purchase Agreement by and among INX Inc., Access Flow, Inc., Steve Kaplan and Gary Lamb dated June 6, 2008

99.1	Press Release issued June 9, 2008

99.2	Slide Presentation